SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2011

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-21855	22-3351447
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (201)  444-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 14, 2011, Stewardship Financial Corporation (the "Corporation") issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, announcing the Corporation’s financial results for the quarter ended December 31, 2010.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Corporation that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Corporation.

Item 9.01.  Financial Statements and Exhibits

(d)	The following exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed”:

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 14, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2011	Stewardship Financial Corporation

/s/ Claire M. Chadwick
Claire M. Chadwick
Senior Vice President and
Chief Financial Officer

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